                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

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    by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           MFS/Sun Life Series Trust
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                TECHNOLOGY SERIES

                500 Boylston Street, Boston, Massachusetts 02116

                   Notice of a Special Meeting of Shareholders
                          To be held on August 15, 2006

A Special Meeting of Shareholders of the Technology Series (the "Fund") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 10:30 a.m. on Tuesday, August 15, 2006, for the following purposes:

ITEM 1. To approve a change to the Fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company.

ITEM 2. To approve an amendment to the Fund's fundamental investment policy concerning concentration.

ITEM 3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

                       THE TRUSTEES OF THE FUND RECOMMEND
                      THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only the Fund's shareholders of record on June 5, 2006 will be entitled to vote at the Fund's Meeting of Shareholders.

                         By order of the Board of Trustees
                         Susan S. Newton
                         Assistant Secretary and Assistant Clerk

June 12, 2006

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                                TECHNOLOGY SERIES

                                 Proxy Statement
                                  June 12, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of MFS/Sun Life Series Trust (the "Trust") to be used at the Meeting of Shareholders (the "Meeting") of the Technology Series (the "Fund), a series of the Trust, to be held at [10:30 a.m.] on August 15, 2006 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the "Notice"). If the enclosed form of proxy is executed and returned, it nevertheless may be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at the Meeting.

On June 5, 2006, the following number of shares were outstanding for the Fund:

                 -----------------------------------------------
                                                     SHARES
                                                  OUTSTANDING
                                              ------------------
                                              INITIAL    SERVICE
                 FUND NAME                    CLASS       CLASS
                 -----------------------------------------------
                 Technology Series
                 -----------------------------------------------

Shareholders of record at the close of business on June 5, 2006 will be entitled to one vote for each dollar of net asset value held on that date.

Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor retained by the Fund, by automated telephone service or by mail using the enclosed proxy card.

The mailing address of the Trust and of the Fund is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about June 12, 2006. In addition to soliciting proxies by mail, the Trustees of the Trust and employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of the proxy statement and related materials, including printing and delivery costs, are borne by the Fund.

A copy of the Fund's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., the Fund's transfer and shareholder servicing agent, at 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free (800) 637-2304.

ITEM 1 - PROPOSAL TO CHANGE THE FUND'S SUBCLASSIFICATION

The Board has approved, and recommends that shareholders of the Fund approve, changing the Fund from a "diversified company" to a "non-diversified company." As a "diversified company" under Section 5(b) of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Fund may not count securities of a single issuer that account for more than 5% of the Fund's total assets or that constitute more than 10% of such issuer's outstanding voting securities as "other securities." As to the remaining 25% of the Fund's total assets, there is no limitation on the amount of assets the Fund may invest in a single issuer.

For example, currently, if the Fund seeks to make an investment that will cause its ownership of an issuer to constitute 6% of the Fund's total assets, because the Fund is a "diversified company" that position would be excluded from the 75% basket. In addition, if the Fund's acquisition of an issuer's shares causes the Fund to hold more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is designed to prevent such funds from controlling portfolio companies.

Conversely, the 1940 Act places no limits on a "non-diversified company" in this regard.

The Fund's sub-classification as a "diversified company" cannot be changed without shareholder approval. If shareholders approve the Proposal, the Fund will no longer be required to comply with the diversification standards outlined above. As a result, the Fund will be permitted to invest a relatively large percentage of its assets in a single issuer or a small number of issuers. MFS has advised the Board that changing the Fund's sub-classification to "non-diversified" would allow the Fund's portfolio manager greater flexibility in pursuing the Fund's investment objective. MFS believes that there are a number of technology companies that present opportunities for growth. If the Fund is "non-diversified," the portfolio manager will have the flexibility to make larger investment in technology companies he considers attractive. While investing a larger portion of the Fund's assets in the stocks of fewer technology companies may prove beneficial when such stocks outperform the market, larger investments in the stocks of fewer technology companies will also magnify any negative or under-performance by such stocks. In general, because the fund's performance may become more closely tied to the value of a single issuer or a small number of issuers, it may become more volatile than the performance of more diversified funds. However, MFS believes these additional risks are outweighed by the potential for improved performance.

Approval of this proposal will not affect the Fund's ability or requirement to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships.

REQUIRED VOTE

Approval of this matter will require the vote of (i) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL.

ITEM 2 - PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING CONCENTRATION

The Board has approved, and recommends that shareholders of the Fund approve, an amendment to the Fund's concentration policy. Under the 1940 Act, a fund must recite any policy to concentrate its investments in securities of issuers in a particular industry or group of industries in the fund's prospectus. Any change to this policy requires shareholder approval. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission takes the position that investment of more than 25% of a fund's assets in any one industry or group of industries constitutes concentration. If a fund concentrates in a particular industry or group of industries, it must have more than 25% of its assets invested in that industry or group of industries. The Fund currently has a fundamental investment policy not to concentrate its investments in a particular industry.

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks and related securities such as preferred stock, convertible securities and depositary receipts, of companies that MFS believes have above average growth potential and will benefit from technological advances and improvements (the Fund's "name policy"). These companies are in such fields as computer software and hardware, semiconductors, minicomputers, peripheral equipment, scientific instruments, telecommunications, pharmaceuticals, environmental services, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology, and health care and medical supplies.

The Fund's current fundamental investment policy with respect to industry concentration states:

"The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry."

The proposed fundamental investment policy with respect to industry concentration that you are asked to approve states:

"The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements."

For purposes of this policy, MFS considers an issuer to be principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if (i) at least 50% of any issuer's assets, income, sales, or profits are committed to, or derived from, such activities, or (ii) a third party has given the issuer an industry or sector classification consistent with such activities.

The change in concentration policy is intended to provide the portfolio manager of your Fund with additional flexibility in selecting investments in companies, fields and industries that MFS considers to be principally engaged in offering, using or developing products, processes or services that will provide or benefit significantly from technological advances and improvements ("technology companies"). MFS believes that there are a number of companies engaged in these activities that present opportunities for growth. If the Fund is permitted to concentrate its assets technology companies within a particular industry, MFS believes that the portfolio manager may be able to take advantage of investment opportunities that would otherwise be prohibited.

As noted above, under normal circumstances, the Fund already invests at least 80% of its net assets in common stocks and related securities that MFS believes will benefit from technological advances and improvements. Thus, the Fund's performance currently is, and will continue to be, tied to the performance of issuers in a limited number of industries, which may react similarly to market, economic, political or regulatory conditions and developments. If shareholders approve the Proposal, the Fund will be permitted to invest a relatively large percentage of its assets in technology companies within a single industry (e.g., electronics). While investing a larger portion of the Fund's assets in the stocks of technology companies in a single industry may prove beneficial when stocks in that industry outperform the market, larger investments in stocks in a single industry will also magnify any negative or under-performance by such stocks. As a result, the fund's performance could be more volatile than the performance of more broadly diversified funds. However, MFS believes these additional risks are outweighed by the potential for improve performance. The price of technology stocks can also be very volatile, especially over the short-term, due to the rapid pace of product change and technological developments. Issuers doing business in the technology area are subject to significant competitive pressures, such as new market entrants, short product cycles, competition for market share and falling prices and profits. Issuers doing business in the technology area also face the risk that new services, equipment or technologies will not be commercially successful or will rapidly become obsolete.

Please note that if the proposed changes to the fundamental investment policy are approved by shareholders, the Trustees have approved corresponding changes to the Fund's name policy, which is set forth above, so that the Fund's name policy and the Fund's policy regarding concentration are complementary. The Fund's new name policy, which will take effect only if the Fund's shareholders approve the proposed fundamental investment policy, will be:

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of issuers principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.

The Fund's investment objective and other fundamental investment policies will not be affected by the proposed changes.

REQUIRED VOTE

Approval of this matter will require the vote of (i) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL.

FUND INFORMATION

This section provides certain information about the Fund, including information about its investment adviser, principal underwriter and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of the Fund.

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
The Fund's investment adviser and administrator is MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. The Fund's principal underwriter is MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INTERESTS OF CERTAIN PERSONS
Schedule A attached hereto sets forth, as of May 10, 2006, to the best knowledge of the Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the proposal to change the Fund's subclassification and FOR the proposal to change the Fund's concentration policy.

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of the Fund's outstanding shares entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to each proposal, broker non-votes, abstentions and withholding authority to vote all will have the effect of a vote AGAINST the applicable proposal.

The Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

The Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any matters properly come before the Meeting, it is the Fund's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SOLICITATION OF PROXIES
The procedures for voting proxies solicited by telephone or submitted by the Internet or by automated telephone service are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting of shareholders. The Fund is unaware of any such challenge at this time.

If shareholders' proxies are solicited by telephone, shareholders will be called at the phone number that the Fund (or a shareholder's financial intermediary) has in its records for their accounts, and will be asked for their Social Security number or other identifying information. The shareholders will then be given an opportunity to authorize proxies to vote their shares at the meeting of shareholders in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, please call the toll-free number listed on the enclosed proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

SUBMISSION OF PROPOSALS
The Fund is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund's proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

ADDITIONAL INFORMATION
Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact MFS Service Center, Inc. at 1-800-637-2304. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household, or if you are receiving multiple copies of this Proxy Statement and want the mailings to be combined with those for other members of your household, contact MFS Service Center, Inc. in writing at 500 Boylston Street, Boston, Massachusetts 02116, or by telephone at 800-637-2304, or contact your financial intermediary.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

June 12, 2006


                                                                                                                         SCHEDULE A

                                                        Interests of Certain Persons

As of May 10, 2006, to the best knowledge of the Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of the Fund.


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                                                                NUMBER OF OUTSTANDING            PERCENT OF OUTSTANDING SHARES
  CLASS OF SHARES       NAME AND ADDRESS OF SHAREHOLDER         SHARES BENEFICIALLY OWNED        OF VOTED CLASS OWNED
-----------------------------------------------------------------------------------------------------------------------------------
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Initial Class           Sun Life Financial - US                 3,939,681.505                       100.00%
                        VA operating Fd Group 50
                        One Sun Life Executive Park
                        Wellesley Hills, MA 02481
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Service Class           Sun Life Financial - US                   706,931.958                       100.00%
                        VA operating Fd Group 50
                        One Sun Life Executive Park
                        Wellesley Hills, MA 02481

[Logo] M F S(R)
INVESTMENT MANAGEMENT

                       THREE EASY WAYS TO VOTE YOUR PROXY
           READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.
TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
      INTERNET: Go to www.proxyweb.com and follow the on-line directions.
              MAIL: Vote, sign, date and return your proxy by mail.
          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.

[14-digit control number]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MFS/SUN LIFE SERIES TRUST ON BEHALF OF THE TECHNOLOGY SERIES

PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2006

The undersigned hereby appoints Mses. Susan S. Newton, Tracy A. Atkinson, Susan
A. Pereira and Messrs. Mark N. Polebaum and Timothy M. Fagan and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Tuesday, August 15, 2006 at [10:30 a.m.], Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                         Date _____________________________

                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                         ------------------------------------------------------

                         ------------------------------------------------------
                         Signature (PLEASE SIGN WITHIN BOX)

                         NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

                         PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.


ITEM 1.  To approve a change to the Fund's                                 FOR      AGAINST      ABSTAIN
         sub-classification under the Investment
         Company Act of 1940 from a diversified                            [  ]      [  ]          [  ]
         company to a non-diversified company.

ITEM 2.  To approve a change to the Fund's                                 FOR      AGAINST      ABSTAIN
         concentration policy to require the Fund
         to concentrate its assets in the securities of                    [  ]      [  ]          [  ]
         issuers principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and
         improvements.

                         PLEASE SIGN AND DATE ON THE REVERSE SIDE.